U.S. SECURITIES AND EXCHANGE COMMISSION
                            Washington, DC  20549



                                  FORM 8-K



                                CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of Earliest Event Reported):  May 25, 2001




                       BALTIC INTERNATIONAL USA, INC.
           (Exact name of registrant as specified in its charter)




              TEXAS                     0-26588               76-0336843
     (State or other jurisdiction     (Commission           (I.R.S. Employer
         of incorporation)            File Number)         Identification No.)




             5151 San Felipe, Suite 1661, Houston, Texas  77056
        (Address of principal executive offices, including zip code)




Registrant's telephone number, including area code:  (713) 961-9299




Item 4  Changes in Registrant's Certifying Accountant

     Baltic International has engaged Mann Frankfort Stein & Lipp, CPAs, L.L.P. as its independent accountants as of May 25, 2001. Mann Frankfort Stein & Lipp, CPAs, L.L.P. will be auditing the Company's consolidated financial statements for the year ended December 31, 2000. The Company has not previously consulted Mann Frankfort Stein & Lipp, CPAs, L.L.P. on any accounting, auditing or financial reporting issues.




                                 SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            BALTIC INTERNATIONAL USA, INC.



                                            By:  /s/ David A. Grossman
                                                 David A. Grossman
                                                 Chief Financial Officer

Dated:  May 25, 2001